UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2008
Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31711	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(214) 623-8446

Former name or address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On June 11, 2008, Home Solutions of America, Inc. (the “Company”) entered into a Preferred Stock Purchase Agreement (the “Agreement”) with EvenFlow Funding, LLC (“EvenFlow”), a company beneficially owned by Michael J. McGrath, Jr., the Chairman of the Board of the Company. Pursuant to the Agreement, EvenFlow agreed to initially purchase 100,000 shares of the Company’s Series C Preferred Stock, par value $0.001 per share (the “Preferred Stock”), for a purchase price of $10.00 per share, and from time to time thereafter, after receiving notice from the Company, up to 250,000 additional shares of Preferred Stock, for a purchase price of $10.00 per share. The Company intends to file a Certificate of Designation, in the form attached as Exhibit A to the Agreement, with the Secretary of State of the State of Delaware, which creates the rights and authorizes the Company to issue 350,000 shares of, the Preferred Stock, as soon as possible.
     Each share of Preferred Stock will receive a cumulative dividend, which shall accrue and be payable quarterly in arrears in cash or, at the option of the holder, in shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), of the greater of (i) 13% per annum (based on any accrued and unpaid dividends attributable to such shares plus the greater of (x) $10.00 per share of Preferred Stock or, (y) in the case of a liquidation of the Company, the per share amount that share of Preferred Stock would have received had they been converted into common stock immediately prior to such liquidation (the “Liquidation Preference Amount”)), or (ii) the dividends that would have accrued on such shares if they had been converted into Common Stock immediately prior to the record date of any dividend declared on Common Stock during the applicable quarterly period. Dividends on shares of Preferred Stock will be paid in preference to payment of any dividend or distributions on any shares of Common Stock or other stock of the Company. Shares of Preferred Stock are convertible into a number of shares of Common Stock equal to the quotient of the Liquidation Preference Amount divided by $1.00, subject to adjustment for certain specified events. Shares of Preferred Stock may be redeemed by the Company at any time for $12.50 per share, subject to adjustment for certain specified events (the “Applicable Redemption Price”). Upon the occurrence of a Major Transaction or a Triggering Event (each as defined in the Agreement), or at any time after June 11, 2013, the holder of any shares of Preferred Stock may require the Company to redeem for cash all or a portion of such holders’ shares at a price per share equal to the Applicable Redemption Price.
     Pursuant to the Agreement, the Company has also agreed to issue EvenFlow warrants to purchase up to 7,000,000 of the Company’s shares of common stock (the “Warrant Shares”) for $0.01 per share each time EvenFlow purchases Preferred Stock. The form of warrant is attached as Exhibit B to the Agreement. EvenFlow will receive warrants to acquire 20 Warrant Shares for every share of Preferred Stock purchased by EvenFlow at any given time, provided that, for every share of Preferred Stock that the Company redeems, 10 unexercised Warrant Shares (or if a lesser amount of Warrant Shares remain unexercised at the time of redemption, all remaining unexercised Warrant Shares) will expire.
     Pursuant to the Agreement, the Company has paid EvenFlow an advisory fee of $50,000. The Agreement provides EvenFlow registration rights which provide that EvenFlow can require the Company to file a registration statement with the Securities and Exchange Commission covering the Common Stock issuable or issued to EvenFlow (or any subsequent holder) upon conversion of the Preferred Stock or exercise of the warrants.
     EvenFlow has to date subscribed for 236,735 shares of Preferred Stock for an aggregate purchase price of $2,367,350, and received warrants to acquire 4,734,000 shares of Common Stock.
     A copy of the Agreement and the exhibits thereto is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 3.02 Unregistered Sales of Equity Securities
     The information provided under Item 1.01 in this Current Report on Form 8-K regarding the issuance of Preferred Stock pursuant to the Agreement is incorporated by reference into this Item 3.02. The securities issued pursuant to the Agreement did not involve a public offering and were issued to “accredited investors” as defined under Regulation D promulgated under the Securities Act of 1933, as amended, and as such were issued pursuant to exemptions from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder.
Item 3.03 Material Modification to Rights of Securities Holders
     The information provided under Item 1.01 in this Current Report on Form 8-K regarding the filing and terms and conditions of the Certificate of Designation is incorporated by reference into this Item 3.03. The Common Stock and other stock of the Company was materially limited or qualified by that filing of the Certificate of Designation and issuance of the Preferred Stock, as described under Item 1.01.
FORWARD LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Annual Report on Form 10-K for the year ended December 31, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements made in this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Preferred Stock Purchase Agreement between Home Solutions of America, Inc. and Evenflow Funding, LLC, dated as of June 11, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.
Date: June 17, 2008	By:	/s/ James M. Grady
		Name:	James M. Grady
		Title:	Interim Chief Financial Officer

Exhibit Index

10.1	Preferred Stock Purchase Agreement between Home Solutions of America, Inc. and Evenflow Funding, LLC, dated as of June 11, 2008.